Exhibit 99.1

Sonic Automotive Reports Third Quarter 2026 Financial Results

All-Time Record Quarterly Total Revenues Of $4.0 Billion, All-Time Record Quarterly Gross Profit Of $617.5 Million

EchoPark Segment Retail Unit Sales Volume Increased 22% Year-Over-Year, Driving Third Quarter Record Segment Gross Profit

Powersports Segment Achieved Record Unit Sales Volume At The 86th Annual Sturgis Motorcycle Rally, Driving All-Time Record Quarterly Segment Revenues And Segment Income

CHARLOTTE, N.C. – October 29, 2026 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we,” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter ended September 30, 2026.

Third Quarter 2026 Financial Summary
•All-time record quarterly total revenues of $4.0 billion, up 0.4% year-over-year; all-time quarterly record total gross profit of $617.5 million, up 0.3% year-over-year
•Reported net income in the third quarter was $41.1 million, down 12% year-over-year ($1.28 earnings per diluted share, down 4% year-over-year)
▪Adjusted net income* in the third quarter was $41.9 million, down 15% year-over-year ($1.30 adjusted earnings per diluted share*, down 8% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 75.6% (75.7% on a Franchised Dealerships Segment basis, 82.1% on an EchoPark Segment basis, and 60.7% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 75.4% (75.6% on a Franchised Dealerships Segment basis, 81.1% on an EchoPark Segment basis, and 60.7% on a Powersports Segment basis)
•EchoPark Segment revenues of $596.0 million, up 14% year-over-year; third quarter record EchoPark Segment total gross profit of $58.9 million, up 8% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 19,923, up 22% year-over-year
•Reported EchoPark Segment income of $2.0 million, as compared to $2.6 million in the prior year period, a 23% decrease year-over-year
▪Adjusted EchoPark Segment income* of $2.6 million, as compared to $2.7 million in the prior year period, a 4% decrease year-over-year
•EchoPark Segment adjusted EBITDA* of $7.9 million, as compared to $8.2 million in the prior year period, down 4% year-over-year
•Sonic’s Board of Directors approved a quarterly cash dividend of $0.41 per share, payable on January 15, 2027 to all stockholders of record on December 15, 2026

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “Our third quarter results reflect the value of Sonic’s diversified business, as revenue and gross profit growth in our EchoPark and Powersports segments offset declines in our Franchised Dealerships segment, driving all-time record quarterly consolidated revenues and gross profit. We remain confident in the long-term opportunities across our businesses and continue to focus on providing a world-class guest experience, which we believe will support our long-term strategic investments in order to deliver sustainable earnings growth and stockholder value.”

Jeff Dyke, President of Sonic Automotive, commented, “Within our Franchised Dealerships segment, we continue to focus on strengthening performance across our core operations, emphasizing expense leverage opportunities while navigating a challenging consumer affordability environment. EchoPark remains a significant strategic growth opportunity for Sonic — building on 22% used vehicle unit volume growth in the third quarter, we are excited to announce our new EchoPark brand campaign and Orlando market opening in the coming weeks. I'd also like to congratulate our entire Powersports team on another record-setting Sturgis Motorcycle Rally and the seamless integration of our recent acquisitions into the Sonic Powersports family, driving record-setting quarterly performance in this segment.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “We are taking action to prioritize improved expense leverage in the near term, while maintaining certain strategic investments that we expect to drive future profitability and operational efficiency across our business. We remain focused on disciplined capital allocation, evaluating growth investments and capital returns against expected returns and liquidity needs.”

Third Quarter 2026 Segment Highlights
The financial measures discussed below are results for the third quarter of 2026 with comparisons made to the third quarter of 2025, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues down 2%; same store gross profit down 1%
•Same store retail new vehicle unit sales volume down 7%; same store retail new vehicle gross profit per unit was flat, at $3,000 per unit
•Same store retail used vehicle unit sales volume up 3%; same store retail used vehicle gross profit per unit down 3%, to $1,506 per unit
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 1%; same store customer pay gross profit was flat; same store warranty gross profit up 1%; same store Fixed Operations gross profit margin up 20 basis points, to 51.4%
•Same store finance and insurance (“F&I”) gross profit was flat; same store F&I gross profit per retail unit of $2,630, up 2%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 65 days’ supply of new vehicle inventory (including in-transit) and 34 days’ supply of used vehicle inventory

•EchoPark Segment operating results include:
•Revenues of $596.0 million, up 14%; third quarter record gross profit of $58.9 million, up 8%
•Retail used vehicle unit sales volume of 19,923, up 22%; total combined gross profit per unit of $2,972, down 12%
•Quarterly reported segment income of $2.0 million, quarterly adjusted segment income* of $2.6 million, and quarterly adjusted EBITDA* of $7.9 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 41 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•All-time record quarterly revenues of $113.7 million, up 35%; all-time record quarterly gross profit of $29.3 million, up 26%
•Segment income of $7.9 million, up 1%, and adjusted EBITDA* of $10.5 million, up 4%

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.41 per share, payable on January 15, 2027 to all stockholders of record on December 15, 2026.

Third Quarter 2026 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Third Quarter 2026 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call, we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
For more than 60 years, Sonic Automotive has pursued a single purpose: to deliver an experience for our guests and our teammates that fulfills dreams, enriches lives, and delivers happiness. We don’t simply sell and service vehicles. We help people pursue their dreams, whether it’s a guest purchasing their first vehicle, a family creating lifelong memories, or a teammate building a meaningful career.

Founded in 1966 by Bruton Smith, the company has grown into a Fortune 300 company under the leadership of Chairman and CEO David B. Smith. Today, more than 11,000 teammates bring the company’s purpose to life across a nationwide network of 174 automotive and powersports franchises in 146 locations in 90 cities and 21 states. We are proud to represent 24 automotive and 15 powersports brands and have helped more than 7 million guests purchase vehicles, delivered over 40 million service experiences, and earned more than 1 million 5-star reviews by consistently putting people first.

At Sonic Automotive, we believe trust isn’t claimed – it’s earned through transparency, consistency, integrity, and genuine care. That’s why we were the only automotive and powersports retailer recognized by Newsweek as one of America’s Most Trustworthy Companies in 2026. As the automotive and powersports industries continue to evolve, our mission remains constant: to innovate, lead with integrity, and create exceptional experiences that inspire confidence, build lifelong relationships, and positively impact every life we touch.

Sonic Automotive. Driven By People. Inspired By Purpose. For more information, visit www.sonicautomotive.com and ir.sonicautomotive.com.

Forward-Looking Statements
Included herein are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance, results and events, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. You should not place undue reliance on these statements, and you are cautioned that these forward-looking statements are not guarantees of future performance. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the effects of tariffs on vehicle and parts pricing and supply, the effects of tariffs on consumer demand, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and changes in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies and investment in new technologies, the rate and timing of overall economic expansion or contraction, the integration of acquisitions, cybersecurity incidents and other disruptions to our information systems, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income (loss), and adjusted EBITDA (loss). As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,761.6	$1,872.8	(6)%	$5,138.4	$5,195.2	(1)%
Fleet new vehicles	20.4	26.0	NM	65.8	77.4	NM
Total new vehicles	1,782.0	1,898.8	(6)%	5,204.2	5,272.6	(1)%
Used vehicles	1,381.2	1,253.1	10%	3,980.5	3,658.8	9%
Wholesale vehicles	80.1	84.2	NM	222.4	250.5	NM
Total vehicles	3,243.3	3,236.1	—%	9,407.1	9,181.9	2%
Parts, service and collision repair	543.3	533.9	2%	1,590.1	1,503.8	6%
Finance, insurance and other, net	202.2	203.8	(1)%	614.1	596.6	3%
Total revenues	3,988.8	3,973.8	—%	11,611.3	11,282.3	3%
Cost of sales:
Retail new vehicles	(1,668.3)	(1,775.4)	6%	(4,869.3)	(4,909.2)	1%
Fleet new vehicles	(19.8)	(26.0)	NM	(64.2)	(76.3)	NM
Total new vehicles	(1,688.1)	(1,801.4)	6%	(4,933.5)	(4,985.5)	1%
Used vehicles	(1,333.3)	(1,207.9)	(10)%	(3,837.6)	(3,519.1)	(9)%
Wholesale vehicles	(85.8)	(87.5)	NM	(232.9)	(256.6)	NM
Total vehicles	(3,107.2)	(3,096.8)	—%	(9,004.0)	(8,761.2)	(3)%
Parts, service and collision repair	(264.1)	(261.5)	(1)%	(774.9)	(736.9)	(5)%
Total cost of sales	(3,371.3)	(3,358.3)	—%	(9,778.9)	(9,498.1)	(3)%
Gross profit	617.5	615.5	—%	1,832.4	1,784.2	3%
Selling, general and administrative expenses	(466.8)	(451.6)	(3)%	(1,338.4)	(1,244.5)	(8)%
Impairment charges	—	—	NM	(0.4)	(173.8)	NM
Depreciation and amortization	(38.3)	(41.2)	7%	(116.9)	(121.6)	4%
Operating income (loss)	112.4	122.7	(8)%	376.7	244.3	54%
Other income (expense):
Interest expense, floor plan	(24.4)	(23.9)	(2)%	(64.7)	(62.2)	(4)%
Interest expense, other, net	(30.6)	(27.5)	(11)%	(89.2)	(82.5)	(8)%
Other income (expense), net	0.1	(0.1)	NM	0.1	—	NM
Total other income (expense)	(54.9)	(51.5)	(7)%	(153.8)	(144.7)	(6)%
Income (loss) before taxes	57.5	71.2	(19)%	222.9	99.6	124%
Provision for income taxes - benefit (expense)	(16.4)	(24.4)	33%	(63.5)	(27.8)	(128)%
Net income (loss)	$41.1	$46.8	(12)%	$159.4	$71.8	122%

Basic earnings (loss) per common share	$1.30	$1.37	(5)%	$4.94	$2.11	134%
Basic weighted-average common shares outstanding	31.6	34.2	8%	32.3	34.0	5%

Diluted earnings (loss) per common share	$1.28	$1.33	(4)%	$4.87	$2.06	136%
Diluted weighted-average common shares outstanding	32.2	35.1	8%	32.8	34.8	6%

Dividends declared per common share	$0.41	$0.38	8%	$1.20	$1.08	11%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,708.6	$1,834.0	(7)%	$5,025.2	$5,110.1	(2)%
Fleet new vehicles	20.4	26.0	NM	65.8	77.4	NM
Total new vehicles	1,729.0	1,860.0	(7)%	5,091.0	5,187.5	(2)%
Used vehicles	844.9	796.7	6%	2,427.8	2,287.3	6%
Wholesale vehicles	47.3	52.8	NM	135.1	165.1	NM
Total vehicles	2,621.2	2,709.5	(3)%	7,653.9	7,639.9	—%
Parts, service and collision repair	515.3	510.1	1%	1,540.1	1,462.5	5%
Finance, insurance and other, net	142.6	147.6	(3)%	429.8	422.5	2%
Total revenues	3,279.1	3,367.2	(3)%	9,623.8	9,524.9	1%
Gross Profit:
Retail new vehicles	85.8	91.3	(6)%	252.9	273.3	(7)%
Fleet new vehicles	0.7	—	NM	1.5	1.1	NM
Total new vehicles	86.5	91.3	(5)%	254.4	274.4	(7)%
Used vehicles	40.1	40.4	(1)%	117.6	119.8	(2)%
Wholesale vehicles	(5.3)	(2.9)	NM	(10.0)	(4.7)	NM
Total vehicles	121.3	128.8	(6)%	362.0	389.5	(7)%
Parts, service and collision repair	265.4	261.3	2%	790.3	747.4	6%
Finance, insurance and other, net	142.6	147.6	(3)%	429.8	422.5	2%
Total gross profit	529.3	537.7	(2)%	1,582.1	1,559.4	1%
Selling, general and administrative expenses	(400.7)	(395.1)	(1)%	(1,158.0)	(1,081.2)	(7)%
Impairment charges	—	—	NM	(0.4)	(165.9)	NM
Depreciation and amortization	(31.5)	(34.6)	9%	(95.1)	(102.2)	7%
Operating income (loss)	97.1	108.0	(10)%	328.6	210.1	56%
Other income (expense):
Interest expense, floor plan	(20.1)	(20.7)	3%	(53.5)	(52.3)	(2)%
Interest expense, other, net	(29.4)	(26.4)	(11)%	(85.9)	(79.3)	(8)%
Other income (expense), net	—	(0.1)	NM	0.1	—	NM
Total other income (expense)	(49.5)	(47.2)	(5)%	(139.3)	(131.6)	(6)%
Income (loss) before taxes	47.6	60.8	(22)%	189.3	78.5	141%
Add: Impairment charges	—	—	NM	0.4	165.9	NM
Segment income	$47.6	$60.8	(22)%	$189.7	$244.4	(22)%

Unit Sales Volume:
Retail new vehicles	28,145	30,415	(7)%	82,378	86,581	(5)%
Fleet new vehicles	333	579	(42)%	1,122	1,533	(27)%
Total new vehicles	28,478	30,994	(8)%	83,500	88,114	(5)%
Used vehicles	26,724	26,407	1%	79,503	76,801	4%
Wholesale vehicles	5,353	5,649	(5)%	15,067	18,057	(17)%
Retail new & used vehicles	54,869	56,822	(3)%	161,881	163,382	(1)%
Used-to-New Ratio	0.95	0.87	9%	0.97	0.89	9%

Gross Profit Per Unit:
Retail new vehicles	$3,048	$3,001	2%	$3,070	$3,156	(3)%
Fleet new vehicles	$2,070	$23	NM	$1,382	$711	94%
New vehicles	$3,037	$2,945	3%	$3,047	$3,114	(2)%
Used vehicles	$1,500	$1,528	(2)%	$1,479	$1,559	(5)%
Finance, insurance and other, net	$2,599	$2,597	—%	$2,655	$2,586	3%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,667.0	$1,790.6	(7)%	$4,785.7	$5,028.0	(5)%
Fleet new vehicles	20.4	24.1	NM	62.9	75.6	NM
Total new vehicles	1,687.4	1,814.7	(7)%	4,848.6	5,103.6	(5)%
Used vehicles	835.4	782.8	7%	2,377.1	2,248.0	6%
Wholesale vehicles	46.4	51.3	NM	129.8	161.6	NM
Total vehicles	2,569.2	2,648.8	(3)%	7,355.5	7,513.2	(2)%
Parts, service and collision repair	505.8	501.1	1%	1,482.0	1,442.9	3%
Finance, insurance and other, net	142.8	142.6	—%	413.5	412.8	—%
Total revenues	3,217.8	3,292.5	(2)%	9,251.0	9,368.9	(1)%
Gross Profit:
Retail new vehicles	83.3	89.1	(7)%	236.5	270.4	(13)%
Fleet new vehicles	0.7	0.1	NM	1.7	1.1	NM
Total new vehicles	84.0	89.2	(6)%	238.2	271.5	(12)%
Used vehicles	39.9	40.0	—%	115.7	119.0	(3)%
Wholesale vehicles	(5.2)	(2.8)	NM	(9.7)	(4.4)	NM
Total vehicles	118.7	126.4	(6)%	344.2	386.1	(11)%
Parts, service and collision repair	259.9	256.7	1%	758.5	737.2	3%
Finance, insurance and other, net	142.8	142.6	—%	413.5	412.8	—%
Total gross profit	$521.4	$525.7	(1)%	$1,516.2	$1,536.1	(1)%

Unit Sales Volume:
Retail new vehicles	27,763	29,720	(7)%	80,003	84,931	(6)%
Fleet new vehicles	333	561	(41)%	1,093	1,515	(28)%
Total new vehicles	28,096	30,281	(7)%	81,096	86,446	(6)%
Used vehicles	26,526	25,852	3%	78,152	75,081	4%
Wholesale vehicles	5,296	5,469	(3)%	14,719	17,493	(16)%
Retail new & used vehicles	54,289	55,572	(2)%	158,155	160,012	(1)%
Used-to-New Ratio	0.96	0.87	10%	0.98	0.88	11%

Gross Profit Per Unit:
Retail new vehicles	$3,000	$2,997	—%	$2,957	$3,183	(7)%
Fleet new vehicles	$2,070	$133	NM	$1,524	$760	101%
New vehicles	$2,989	$2,944	2%	$2,937	$3,141	(6)%
Used vehicles	$1,506	$1,548	(3)%	$1,480	$1,584	(7)%
Finance, insurance and other, net	$2,630	$2,567	2%	$2,615	$2,580	1%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$509.9	$439.2	16%	$1,500.7	$1,340.3	12%
Wholesale vehicles	31.2	30.4	NM	84.4	83.2	NM
Total vehicles	541.1	469.6	15%	1,585.1	1,423.5	11%
Finance, insurance and other, net	54.9	52.9	4%	174.3	167.4	4%
Total revenues	596.0	522.5	14%	1,759.4	1,590.9	11%
Gross Profit:
Used vehicles	4.3	2.0	115%	17.1	14.3	20%
Wholesale vehicles	(0.3)	(0.5)	NM	(0.2)	(1.3)	NM
Total vehicles	4.0	1.5	167%	16.9	13.0	30%
Finance, insurance and other, net	54.9	52.9	4%	174.3	167.4	4%
Total gross profit	58.9	54.4	8%	191.2	180.4	6%
Selling, general and administrative expenses	(48.3)	(43.5)	(11)%	(138.3)	(130.6)	(6)%
Impairment charges	—	—	NM	—	(0.2)	NM
Depreciation and amortization	(5.1)	(5.1)	—%	(17.1)	(15.5)	(10)%
Operating income (loss)	5.5	5.8	(5)%	35.8	34.1	5%
Other income (expense):
Interest expense, floor plan	(3.2)	(2.8)	(14)%	(9.4)	(8.6)	(9)%
Interest expense, other, net	(0.3)	(0.4)	25%	(0.9)	(1.1)	18%
Other income (expense), net	—	—	NM	(0.1)	—	NM
Total other income (expense)	(3.5)	(3.2)	(9)%	(10.4)	(9.7)	(7)%
Income before taxes	2.0	2.6	(23)%	25.4	24.4	4%
Add: Impairment charges	—	—	NM	—	0.2	NM
Segment income	$2.0	$2.6	(23)%	$25.4	$24.6	3%

Unit Sales Volume:
Used vehicles	19,923	16,353	22%	58,850	51,893	13%
Wholesale vehicles	3,488	3,224	8%	10,083	9,471	6%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,972	$3,359	(12)%	$3,253	$3,503	(7)%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$509.9	$439.2	16%	$1,500.7	$1,340.3	12%
Wholesale vehicles	31.2	30.4	NM	84.4	83.3	NM
Total vehicles	541.1	469.6	15%	1,585.1	1,423.6	11%
Finance, insurance and other, net	55.0	53.2	3%	174.9	168.4	4%
Total revenues	596.1	522.8	14%	1,760.0	1,592.0	11%
Gross Profit:
Used vehicles	4.3	2.0	115%	17.1	14.4	19%
Wholesale vehicles	(0.3)	(0.5)	NM	(0.2)	(1.4)	NM
Total vehicles	4.0	1.5	167%	16.9	13.0	30%
Finance, insurance and other, net	55.0	53.2	3%	174.9	168.4	4%
Total gross profit	$59.0	$54.7	8%	$191.8	$181.4	6%

Unit Sales Volume:
Used vehicles	19,923	16,353	22%	58,850	51,893	13%
Wholesale vehicles	3,488	3,224	8%	10,083	9,471	6%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,979	$3,375	(12)%	$3,264	$3,523	(7)%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$53.0	$38.8	37%	$113.2	$85.1	33%
Used vehicles	26.4	17.2	53%	52.0	31.2	67%
Wholesale vehicles	1.6	1.0	NM	2.9	2.1	NM
Total vehicles	81.0	57.0	42%	168.1	118.4	42%
Parts, service and collision repair	28.0	23.8	18%	50.0	41.4	21%
Finance, insurance and other, net	4.7	3.3	42%	10.0	6.7	49%
Total revenues	113.7	84.1	35%	228.1	166.5	37%
Gross Profit:
Retail new vehicles	7.5	6.1	23%	16.2	12.7	28%
Used vehicles	3.4	2.9	17%	8.2	5.6	46%
Wholesale vehicles	(0.1)	(0.1)	NM	(0.3)	(0.1)	NM
Total vehicles	10.8	8.9	21%	24.1	18.2	32%
Parts, service and collision repair	13.8	11.1	24%	25.0	19.5	28%
Finance, insurance and other, net	4.7	3.3	42%	10.0	6.7	49%
Total gross profit	29.3	23.3	26%	59.1	44.4	33%
Selling, general and administrative expenses	(17.8)	(13.0)	(37)%	(42.1)	(32.8)	(28)%
Impairment charges	—	—	NM	—	(7.6)	NM
Depreciation and amortization	(1.7)	(1.3)	(31)%	(4.7)	(3.9)	(21)%
Operating income (loss)	9.8	9.0	9%	12.3	0.1	12,200%
Other income (expense):
Interest expense, floor plan	(1.1)	(0.4)	(175)%	(1.8)	(1.4)	(29)%
Interest expense, other, net	(0.8)	(0.7)	(14)%	(2.4)	(2.1)	(14)%
Other income (expense), net	—	(0.1)	NM	0.1	0.1	NM
Total other income (expense)	(1.9)	(1.2)	(58)%	(4.1)	(3.4)	(21)%
Income (loss) before taxes	7.9	7.8	1%	8.2	(3.3)	348%
Add: Impairment charges	—	—	NM	—	7.6	NM
Segment income (loss)	$7.9	$7.8	1%	$8.2	$4.3	91%

Unit Sales Volume:
Retail new vehicles	2,211	1,671	32%	5,110	4,058	26%
Used vehicles	1,898	1,407	35%	4,047	2,802	44%
Wholesale vehicles	109	84	30%	228	202	13%

Gross Profit Per Unit:
Retail new vehicles	$3,378	$3,655	(8)%	$3,177	$3,133	1%
Used vehicles	$1,805	$2,048	(12)%	$2,027	$1,992	2%
Finance, insurance and other, net	$1,148	$1,066	8%	$1,089	$981	11%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$42.1	$38.8	9%	$92.9	$84.6	10%
Used vehicles	20.9	17.2	22%	41.8	30.7	36%
Wholesale vehicles	1.0	1.0	NM	2.2	2.0	NM
Total vehicles	64.0	57.0	12%	136.9	117.3	17%
Parts, service and collision repair	23.2	23.8	(3)%	41.6	41.0	1%
Finance, insurance and other, net	3.5	3.3	6%	7.6	6.7	13%
Total revenues	90.7	84.1	8%	186.1	165.0	13%
Gross Profit:
Retail new vehicles	5.9	6.1	(3)%	13.4	12.7	6%
Used vehicles	2.5	2.9	(14)%	6.2	5.5	13%
Wholesale vehicles	—	(0.1)	NM	(0.2)	(0.2)	NM
Total vehicles	8.4	8.9	(6)%	19.4	18.0	8%
Parts, service and collision repair	11.1	11.1	—%	20.2	19.3	5%
Finance, insurance and other, net	3.5	3.3	6%	7.6	6.7	13%
Total gross profit	$23.0	$23.3	(1)%	$47.2	$44.0	7%

Unit Sales Volume:
Retail new vehicles	1,775	1,671	6%	4,332	4,034	7%
Used vehicles	1,417	1,407	1%	3,224	2,757	17%
Wholesale vehicles	47	84	(44)%	154	200	(23)%
Retail new & used vehicles	3,192	3,078	4%	7,556	6,791	11%
Used-to-New Ratio	0.80	0.84	(5)%	0.74	0.68	9%

Gross Profit Per Unit:
Retail new vehicles	$3,349	$3,655	(8)%	$3,090	$3,140	(2)%
Used vehicles	$1,797	$2,048	(12)%	$1,923	$1,990	(3)%
Finance, insurance and other, net	$1,088	$1,066	2%	$1,012	$984	3%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$288.6	$283.5	$(5.1)	(2)%
Advertising	28.8	26.4	(2.4)	(9)%
Rent	13.1	13.3	0.2	2%
Other	136.3	128.4	(7.9)	(6)%
Total SG&A expenses	$466.8	$451.6	$(15.2)	(3)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(3.0)
Gain (loss) on exit of leased dealerships	(1.2)	—
Storm damage charges	(0.9)	—
Legal settlements	1.0	(0.7)
Total SG&A adjustments	$(1.1)	$(3.7)
Adjusted:
Total adjusted SG&A expenses	$465.7	$447.9	$(17.8)	(4)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.7%	46.1%	(60)	bps
Advertising	4.7%	4.3%	(40)	bps
Rent	2.1%	2.2%	10	bps
Other	22.1%	20.8%	(130)	bps
Total SG&A expenses as a % of gross profit	75.6%	73.4%	(220)	bps

Adjustments:
Acquisition and disposition-related gain (loss)	—%	(0.5)%
Gain (loss) on exit of leased dealerships	(0.2)%	—%
Storm damage charges	(0.1)%	—%
Legal settlements	0.1%	(0.1)%
Total effect of adjustments	(0.2)%	(0.6)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	75.4%	72.8%	(260)	bps

Reported:
Total gross profit	$617.5	$615.5	$2.0	—%

	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$839.9	$806.8	$(33.1)	(4)%
Advertising	84.6	74.6	(10.0)	(13)%
Rent	35.9	33.4	(2.5)	(7)%
Other	378.0	329.7	(48.3)	(15)%
Total SG&A expenses	$1,338.4	$1,244.5	$(93.9)	(8)%
Adjustments:
Acquisition and disposition-related gain (loss)	$5.1	$(5.6)
Cyber insurance proceeds	—	40.0
Storm damage charges	(2.1)	(5.0)
Gain (loss) on exit of leased dealerships	2.4	—
Legal settlements	1.0	(0.7)
Total SG&A adjustments	$6.4	$28.7
Adjusted:
Total adjusted SG&A expenses	$1,344.8	$1,273.2	$(71.6)	(6)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.8%	45.2%	(60)	bps
Advertising	4.6%	4.2%	(40)	bps
Rent	2.0%	1.9%	(10)	bps
Other	20.6%	18.5%	(210)	bps
Total SG&A expenses as a % of gross profit	73.0%	69.8%	(320)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.3%	(0.3)%
Cyber insurance proceeds	—%	2.2%
Storm damage charges	(0.1)%	(0.3)%
Gain (loss) on exit of leased dealerships	0.1%	—%
Legal settlements	0.1%	—%
Total effect of adjustments	0.4%	1.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	73.4%	71.4%	(200)	bps

Reported:
Total gross profit	$1,832.4	$1,784.2	$48.2	3%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$248.7	$248.9	$0.2	—%
Advertising	19.6	18.8	(0.8)	(4)%
Rent	12.2	12.7	0.5	4%
Other	120.2	114.7	(5.5)	(5)%
Total SG&A expenses	$400.7	$395.1	$(5.6)	(1)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(2.8)
Gain (loss) on exit of leased dealerships	(0.6)	—
Storm damage charges	(0.9)	—
Legal settlements	1.0	(0.7)
Total SG&A adjustments	$(0.5)	$(3.5)
Adjusted:
Total adjusted SG&A expenses	$400.2	$391.6	$(8.6)	(2)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	47.0%	46.3%	(70)	bps
Advertising	3.7%	3.5%	(20)	bps
Rent	2.3%	2.4%	10	bps
Other	22.7%	21.3%	(140)	bps
Total SG&A expenses as a % of gross profit	75.7%	73.5%	(220)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	(0.6)%
Gain (loss) on exit of leased dealership	(0.1)%	—%
Storm damage charges	(0.2)%	—%
Legal settlements	0.2%	(0.1)%
Total effect of adjustments	(0.1)%	(0.7)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	75.6%	72.8%	(280)	bps

Reported:
Total gross profit	$529.3	$537.7	$(8.4)	(2)%

	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$728.6	$707.5	$(21.1)	(3)%
Advertising	58.0	51.4	(6.6)	(13)%
Rent	36.6	31.8	(4.8)	(15)%
Other	334.8	290.5	(44.3)	(15)%
Total SG&A expenses	$1,158.0	$1,081.2	$(76.8)	(7)%
Adjustments:
Acquisition and disposition-related gain (loss)	$5.1	$(5.5)
Cyber insurance proceeds	—	40.0
Gain (loss) on exit of leased dealerships	(0.6)	—
Storm damage charges	(2.1)	(5.0)
Legal settlements	1.0	(0.7)
Total SG&A adjustments	$3.4	$28.8
Adjusted:
Total adjusted SG&A expenses	$1,161.4	$1,110.0	$(51.4)	(5)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.0%	45.4%	(60)	bps
Advertising	3.7%	3.3%	(40)	bps
Rent	2.3%	2.0%	(30)	bps
Other	21.2%	18.6%	(260)	bps
Total SG&A expenses as a % of gross profit	73.2%	69.3%	(390)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.2%	(0.4)%
Cyber insurance proceeds	—%	2.6%
Gain (loss) on exit of leased dealerships	—%	—%
Storm damage charges	(0.1)%	(0.3)%
Legal settlements	0.1%	—%
Total effect of adjustments	0.2%	1.9%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	73.4%	71.2%	(220)	bps

Reported:
Total gross profit	$1,582.1	$1,559.4	$22.7	1%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$27.2	$25.0	$(2.2)	(9)%
Advertising	8.8	7.4	(1.4)	(19)%
Rent	1.0	0.8	(0.2)	(25)%
Other	11.3	10.3	(1.0)	(10)%
Total SG&A expenses	$48.3	$43.5	$(4.8)	(11)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(0.1)
Gain (loss) on exit of leased dealerships	(0.6)	—
Total SG&A adjustments	$(0.6)	$(0.1)
Adjusted:
Total adjusted SG&A expenses	$47.7	$43.4	$(4.3)	(10)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.3%	46.0%	(30)	bps
Advertising	14.9%	13.6%	(130)	bps
Rent	1.7%	1.5%	(20)	bps
Other	19.2%	18.9%	(30)	bps
Total SG&A expenses as a % of gross profit	82.1%	80.0%	(210)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	(0.2)%
Gain (loss) on exit of leased dealerships	(1.0)%	—%
Total effect of adjustments	(1.0)%	(0.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	81.1%	79.8%	(130)	bps

Reported:
Total gross profit	$58.9	$54.4	$4.5	8%

	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$81.4	$76.1	$(5.3)	(7)%
Advertising	25.2	22.4	(2.8)	(13)%
Rent	(0.7)	2.3	3.0	130%
Other	32.4	29.8	(2.6)	(9)%
Total SG&A expenses	$138.3	$130.6	$(7.7)	(6)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$0.9
Gain (loss) on exit of leased dealerships	3.0	—
Total SG&A adjustments	$3.0	$0.9
Adjusted:
Total adjusted SG&A expenses	$141.3	$131.5	$(9.8)	(7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.6%	42.2%	(40)	bps
Advertising	13.2%	12.4%	(80)	bps
Rent	(0.4)%	1.3%	170	bps
Other	17.0%	16.5%	(50)	bps
Total SG&A expenses as a % of gross profit	72.4%	72.4%	—	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	0.5%
Gain (loss) on exit of leased dealerships	1.5%	—%
Total effect of adjustments	1.5%	0.5%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	73.9%	72.9%	(100)	bps

Reported:
Total gross profit	$191.2	$180.4	$10.8	6%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$12.6	$9.7	$(2.9)	(30)%
Advertising	0.5	0.3	(0.2)	(67)%
Rent	—	(0.2)	(0.2)	(100)%
Other	4.7	3.2	(1.5)	(47)%
Total SG&A expenses	$17.8	$13.0	$(4.8)	(37)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(0.2)
Total SG&A adjustments	$—	$(0.2)
Adjusted:
Total adjusted SG&A expenses	$17.8	$12.8	$(5.0)	(39)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	43.1%	41.6%	(150)	bps
Advertising	1.7%	1.3%	(40)	bps
Rent	—%	(0.9)%	(90)	bps
Other	15.9%	13.8%	(210)	bps
Total SG&A expenses as a % of gross profit	60.7%	55.8%	(490)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	(0.7)%
Total effect of adjustments	—%	(0.7)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	60.7%	55.1%	(560)	bps

Reported:
Total gross profit	$29.3	$23.3	$6.0	26%

	Nine Months Ended September 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$29.9	$23.1	$(6.8)	(29)%
Advertising	1.5	0.8	(0.7)	(88)%
Rent	—	(0.7)	(0.7)	(100)%
Other	10.7	9.6	(1.1)	(11)%
Total SG&A expenses	$42.1	$32.8	$(9.3)	(28)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(1.1)
Total SG&A adjustments	$—	$(1.1)
Adjusted:
Total adjusted SG&A expenses	$42.1	$31.7	$(10.4)	(33)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	50.7%	52.0%	130	bps
Advertising	2.5%	1.8%	(70)	bps
Rent	—%	(1.6)%	(160)	bps
Other	18.1%	21.6%	350	bps
Total SG&A expenses as a % of gross profit	71.3%	73.8%	250	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	(2.4)%
Total effect of adjustments	—%	(2.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.3%	71.4%	10	bps

Reported:
Total gross profit	$59.1	$44.4	$14.7	33%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	% Change	2026	2025	% Change
	(In millions)
Reported:
Income (loss) before taxes	$47.6	$60.8	(22)%	$189.3	$78.5	141%
Add: Impairment charges	—	—		0.4	165.9
Segment income	$47.6	$60.8	(22)%	$189.7	$244.4	(22)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$2.8		$(5.1)	$5.5
Loss (gain) on exit of leased dealerships	0.6	—		0.6	—
Cyber insurance proceeds	—	—		—	(40.0)
Legal settlements	(1.0)	0.7		(1.0)	0.7
Storm damage charges	0.9	—		2.1	5.0
Total pre-tax adjustments	$0.5	$3.5		$(3.4)	$(28.8)

Adjusted:
Segment income	$48.1	$64.3	(25)%	$186.3	$215.6	(14)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	% Change	2026	2025	% Change
	(In millions)
Reported:
Income before taxes	$2.0	$2.6	(23)%	$25.4	$24.4	4%
Add: Impairment charges	—	—		—	0.2
Segment income	$2.0	$2.6	(23)%	$25.4	$24.6	3%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$0.1		$—	$(0.9)
Loss (gain) on exit of leased dealerships	0.6	—		(3.0)	—
Total pre-tax adjustments	$0.6	$0.1		$(3.0)	$(0.9)

Adjusted:
Segment income	$2.6	$2.7	(4)%	$22.4	$23.7	(5)%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	% Change	2026	2025	% Change
	(In millions)
Reported:
Income (loss) before taxes	$7.9	$7.8	1%	$8.2	$(3.3)	348%
Add: Impairment charges	—	—		—	7.6
Segment income (loss)	$7.9	$7.8	1%	$8.2	$4.3	91%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$0.2		$—	$1.1

Adjusted:
Segment income (loss)	$7.9	$8.0	(1)%	$8.2	$5.4	52%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended September 30, 2026			Three Months Ended September 30, 2025
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	32.2	$41.1	$1.28	35.1	$46.8	$1.33
Adjustments:
Acquisition and disposition-related (gain) loss		$—			$3.0
Legal settlements		(1.0)			0.7
Storm damage charges		0.9			—
Loss (gain) on exit of leased dealerships		1.2			—
Total pre-tax adjustments		$1.1			$3.7
Tax effect of above items		(0.3)			(1.0)
Adjusted net income, diluted shares, and diluted earnings per share	32.2	$41.9	$1.30	35.1	$49.5	$1.41

	Nine Months Ended September 30, 2026			Nine Months Ended September 30, 2025
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income, diluted shares, and diluted earnings per share	32.8	$159.4	$4.87	34.8	$71.8	$2.06
Adjustments:
Acquisition and disposition-related (gain) loss		$(5.1)			$5.6
Legal settlements		(1.0)			0.7
Cyber insurance proceeds		—			(40.0)
Storm damage charges		2.1			5.0
Impairment charges		0.4			173.8
Loss (gain) on exit of leased dealerships		(2.4)			—
Total pre-tax adjustments		$(6.0)			$145.1
Tax effect of above items		1.7			(39.9)
Adjusted net income, diluted shares, and diluted earnings per share	32.8	$155.1	$4.74	34.8	$177.0	$5.08

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended September 30, 2026				Three Months Ended September 30, 2025
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$41.1				$46.8
Provision for income taxes				16.4				24.4
Income (loss) before taxes	$47.6	$2.0	$7.9	$57.5	$60.8	$2.6	$7.8	$71.2
Non-floor plan interest (1)	27.4	0.3	0.8	28.5	24.7	0.4	0.7	25.8
Depreciation and amortization (2)	33.6	5.0	1.8	40.4	36.3	5.1	1.4	42.9
Stock-based compensation expense	6.9	—	—	6.9	5.8	—	—	5.8
Loss (gain) on exit of leased dealerships	0.6	0.6	—	1.2	—	—	—	—
Acquisition and disposition-related (gain) loss	—	—	—	—	2.8	0.1	0.2	3.0
Storm damage charges	0.9	—	—	0.9	—	—	—	—
Loss (gain) on legal settlements	(1.0)	—	—	(1.0)	0.7	—	—	0.7
Adjusted EBITDA	$116.0	$7.9	$10.5	$134.4	$131.1	$8.2	$10.1	$149.4

	Nine Months Ended September 30, 2026				Nine Months Ended September 30, 2025
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income				$159.4				$71.8
Provision for income taxes				63.5				27.8
Income (loss) before taxes	$189.3	$25.4	$8.2	$222.9	$78.5	$24.4	$(3.3)	$99.6
Non-floor plan interest (1)	80.3	0.9	2.3	83.5	74.3	1.3	2.1	77.7
Depreciation and amortization (2)	100.8	17.1	4.8	122.7	107.1	15.4	3.9	126.4
Stock-based compensation expense	17.9	—	—	17.9	17.3	—	—	17.3
Loss (gain) on exit of leased dealerships	0.6	(3.0)	—	(2.4)	—	—	—	—
Impairment charges	0.4	—	—	0.4	165.9	0.2	7.6	173.8
Cyber insurance proceeds	—	—	—	—	(40.0)	—	—	(40.0)
Acquisition and disposition-related (gain) loss	(5.1)	—	—	(5.1)	5.5	(0.9)	1.1	5.6
Storm damage charges	2.1	—	—	2.1	5.0	—	—	5.0
Loss (gain) on legal settlements	(1.0)	—	—	(1.0)	0.7	—	—	0.7
Adjusted EBITDA (loss)	$385.3	$40.4	$15.3	$441.0	$414.3	$40.4	$11.4	$466.1

Note: Due to rounding, segment level financial data may not sum to consolidated results.

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.